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                              GOLDMAN SACHS TRUST

                 Goldman Sachs Adjustable Rate Government Fund
                 Goldman Sachs Short Duration Government Fund
                  Goldman Sachs Short Duration Tax-Free Fund
                     Goldman Sachs Government Income Fund
                      Goldman Sachs Municipal Income Fund
                     Goldman Sachs Core Fixed Income Fund
                       Goldman Sachs Global Income Fund
                         Goldman Sachs High Yield Fund

                Supplement dated July 15, 1999 to Statement of
     Additional Information dated March 1, 1999 (as revised May 14, 1999)

Effective July 15, 1999, Administration Shares of the Goldman Sachs Adjustable Rate Government, Goldman Sachs Short Duration Government, Goldman Sachs Short Duration Tax-Free and Goldman Sachs Core Fixed Income Funds ("Funds") will be terminated. The assets of such class will be liquidated, and the Funds will no longer offer Administration Shares.